L E A S E

     THIS  LEASE  made  this  11th  day  of  February  1997  between   Boatworks
Development Company ("Landlord"), and John G. Kinnard and Company, Incorporated ("Tenant"),

                               W I T N E S S E T H

In consideration of their respective promises herein contained, and of other good and valuable consideration, the receipt of which each party hereby acknowledges, the parties hereby agree with each other as follows:

1.   PREMISES

     Landlord does hereby lease to Tenant, and Tenant does hereby rent from Landlord, that portion shown as crosshatched on the attached Exhibit A, containing approximately 6588 usable square feet, (the "Leased Premises") of the Minnetonka Boat Works Building ("Building"), located at 294 East Grove Lane in the City of Wayzata, County of Hennepin, State of Minnesota, on land legally described on the attached Exhibit A-1, (the "Land"). The Building and Land are referred to, collectively, as the "Project".

2.   TERM

     The lease term shall commence on the earlier of (I) June 1, 1997 or (ii) the date on which Tenant shall occupy the Leased Premises (the "Commencement Date") and shall continue through and until May 31, 2007, unless earlier terminated as set forth herein. After the Lease term commences, Tenant agrees to furnish a letter to Landlord confirming the Commencement Date. However, in the event that the Leased Premises are not ready for occupancy on the date set forth in (I) for a reason other than Tenant's failure to timely submit the layout, plans or color selections requested by Landlord, or other than Tenant's failure to complete Tenant's work within Sixty (60) days of substantial completion of Landlord's work, then the Commencement Date shall be the tenth day following the scheduled completion date of Tenant's work on the leased premises. Furthermore, if the Leased Premises are not substantially completed by September 30, 1997 because of any failure of the Landlord to complete the Landlord's Work, Tenant may at its option terminate the Lease by giving written notice to the Landlord.

     The Tenant may terminate the lease effective on May 31 of 2002 or any subsequent year, provided that the Tenant has given written notice to the Landlord on or before November 30 of the preceding year.


3.   BASE RENT

     Tenant shall pay to Landlord during the lease term, without any deduction or set off whatsoever, the annual base rent of $25.00 per usable square foot, payable in monthly installments of $13,725. Tenant shall pay base rent in advance to Landlord at the office of Landlord, or at such other place or to such other party as Landlord may designate, on or before the first day of each month during the lease term. If not paid when due, the rent due shall bear interest at a rate of 10% per annum from and after the tenth calendar day following the date when due until such monthly rent is paid. For each day after June 30, 1997 that the Leased Premises are not ready for occupancy because of delays in completion of the Landlord's Work, the Tenant shall be entitled to one day's free rent after the Lease commences. Tenant's obligation to pay base rent and additional rent is independent of any other covenant, agreement or condition in this Lease, Tenant shall have no right of offset of deduction as a result of any default by Landlord.

4.   OPERATING COST RENT PAYMENT

     In addition to said base rent, Tenant shall pay to Landlord, in the manner hereinafter provided, as additional rent, Tenant's Proportionate Share of "Operating Costs," as defined below. "Operating Costs" include, but shall not be limited to, all real estate taxes and annual installments of special assessments and interest thereon levied against the Building and the land paid or accrued during each Lease Year; reasonable management fees, insurance premiums, utility costs, costs of wages, services, equipment and supplies, and all other costs of any nature whatsoever which for federal tax purposes may be expensed rather than

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capitalized; and the yearly amortization of reasonable capital costs incurred by
Landlord for improvements or structural repairs to the Project required to comply with any change in the laws, rules or regulations of any governmental authority having jurisdiction, or for purposes of reducing Operating Costs, which capital costs, together with simple interest at the annual rate of ten percent, shall be amortized over the useful life of such improvements or repairs, as reasonably estimated by Landlord. However, the following shall be excluded from such Operating Costs and from any other amount payable by Tenant:

          (a) Attorney's fees, costs and disbursements and other expenses incurred in connection with negotiations or disputes with other tenants, other occupants, or prospective tenants or occupants of the Project;

          (b) Costs of correcting defects in the design or construction of the Project (including latent defects in the Project) or in the equipment thereon, except that for the purposes of this subparagraph conditions (not occasioned by design or construction defects) resulting from ordinary wear and tear and use shall not be deemed defects;

          (c) Costs relating to hazardous substances, except to the extent caused, installed, disposed of or released by Tenant;

          (d) Costs relating to the breach of any warranty, representation or covenant of Landlord under this Lease;

          (e) Any management fee or administrative cost in excess of 5% of Gross Rent (excluding management fees) for the period in question;

          (f) Interest on debt or payments on any mortgage, and rental under any ground or underlying leases;

          (g) Depreciation and amortization, except as may be expressly provided for in this Paragraph 4;

          (h) Except as may be expressly provided for in this Paragraph 4, costs which under generally accepted accounting principles, consistently applied, are capitalized;

          (i) Rentals and other related expenses, if any, incurred in leasing air conditioning systems, elevators or other equipment ordinarily considered capital in nature;

          (j) Costs of Landlord's general corporate and/or partnership overhead and general administrative expenses (including but not limited to costs paid to third parties to collect rents, prepare tax returns and accounting reports and obtain financing), which would not be chargeable to operating costs of the Building in accordance with generally accepted accounting principles, consistently applied;

          (k) All items and services for which Tenant is expressly required under this Lease Agreement to pay to third persons;

          (l) Costs incurred in leasing, advertising for the Project or other marketing or promotional activity designed for marketing space in the Project;

          (m) Any expenses incurred in the operation of any paid parking located within or on the Project;

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          (n) Any bad debt expense or bad debt reserve;

          (o) All interest penalties incurred as a result of Landlord's failure to pay any costs as the same shall come due;

          (p) Costs of tenant improvements;

          (q) Costs of services, repairs or maintenance paid for by proceeds of insurance or by other tenants or third parties;

          (r) Costs related to the Marina;

          (s) Costs of utilities for any restaurant;

          (t) Costs related to any new roof for Building that would normally be capitalized;

          (u) Special services to other tenants (i.e., costs of electricity outside normal business hours sold to tenants of the Building by Landlord or any other special service whether or not Landlord receives reimbursement from such tenants as an additional charge); and

          (v) Costs arising from the negligence or intentional misconduct of Landlord or Landlord's agents.

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     Furthermore,  promptly  following  the  commencement  of each  Lease  Year,
Landlord shall render to Tenant an estimate of the Operating Costs for the ensuing Lease Year, and Tenant shall pay to Landlord, with each installment of base rent, an amount equal to 1/12th of said estimated Operating Costs. As soon as practical following the end of each Lease Year, Landlord shall render to Tenant a statement of actual Operating Cost for said Lease Year. In the event that the actual Operating Cost for said Lease Year is greater or lesser than the cost as estimated for said Lease Year, Landlord shall credit any excess payments made against the base rent then next due, and Tenant shall, promptly following receipt of said statement, pay Landlord any deficiency. Tenant shall pay a ratable share of the amount due under this Section for the initial, partial Lease Year and for any final, partial Lease Year, computed on a per diem basis. Tenant and its agents shall have the right to reasonable access to the Landlord's books and records to the extent reasonably necessary to review Landlord's estimates of Operating Costs or statements of actual Operating Costs. Absent objection from Tenant within 90 days of providing Tenant with an estimate of Operating Costs or with a statement of actual Operating Costs, such estimate or statement shall become final and shall not be challenged or modified.

5.   ADDITIONAL TAXES

     Tenant shall pay to Landlord, as additional rent, together with each monthly installment of base rent, the amount of any gross receipts tax, sales tax, tax on rents or any other imposition paid, or which will be payable, by Landlord by reason of the receipt of base rent, additional rent, or any other amount due hereunder.

6.   DEFINITIONS

     For the purpose of this Lease:

          (a) "Lease Year" shall mean a calendar year, and the initial, partial Lease Year shall be the period from the Commencement Date to the next succeeding December 31. Any final, partial Lease Year shall be the period commencing on the January 1 next preceding the expiration or earlier termination of the term of this Lease, and ending on the date of such expiration or earlier termination.

          (b) "Tenant's Proportionate Share" shall be the sum of items (i) through (iii) below:

                  (i) With respect to those utilities charged to the Building, for which any proposed or future restaurant is metered separately, a proportionate share of such utilities equal to a fraction, the numerator of which shall be the usable square footage of the Leased Premises from time to time and the denominator of which shall be the usable square footage of the Building less the usable square footage of the restaurant from time to time,. However, the Tenant's share of such utilities shall never be more than 14.4% of the cost of such utilities. If it is determined by Landlord that any other tenants are to be metered separately for utilities, Landlord and Tenant agree to adjust the maximum percentage rate to reflect the utilities being billed separately.


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                  (ii) With  respect to  property  taxes and  assessments,  such taxes and assessments shall first be reduced by the proportion allocable to the marina. For purposes of this calculation, the marina shall be valued at $1,000,000 during the years of 1997, 1998 and 1999. In each year thereafter while this lease is in force, the $1,000,000 allocated value shall be increased by the same percentage as the overall property taxes increase..

                  (iii) With respect to Operating Costs other than those listed in items (i) and (ii) above, a proportionate share of such Operating Costs equal to a fraction, the numerator of which shall be the usable square footage of the leased Premises from time to time and the denominator of which shall be the usable square footage of the Building. However, this fraction shall never be more than 12.1%.

          (c) "Landlord's Work" shall mean the work in the Leased Premises set forth on the attached Exhibit B to be performed by Landlord.

          (d) "Tenant's Work" shall mean all work performed in finishing and fixturing the Leased Premises, other than Landlord's Work.

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7.   OBLIGATIONS OF LANDLORD

     Landlord agrees that it shall do the following at no additional charge (except to the extent costs otherwise would be considered part of Operating Costs):

          (a) Furnish heating and air-conditioning to provide a temperature condition required in Landlord's judgment for comfortable occupancy of the Leased Premises under normal business operations during the following hours: Monday through Friday, 7:30 a.m. to 6:30 p.m.; and Saturday, 9:00 a.m. to 1:00 p.m. Landlord also shall supply a means for Tenant to manually turn on the heat or air-conditioning in the Leased Premises during times other than normal business hours, with the cost of such manual switch and timer and of such supplemental heat or air-conditioning to be paid for by Tenant. In furnishing such heating and air-conditioning, Landlord shall have the right to comply at all times with any Federal, State or local law, ordinance, rule, regulation, or guideline for or dealing with the conservation of energy. Wherever Tenant's heat generating equipment are used in the Leased Premises which affect the temperature otherwise maintained by the air conditioning system, Landlord reserves the right to install supplemental air conditioning equipment for the Leased Premises, and the cost, operation and maintenance thereof shall be paid by Tenant.

          (b) Provide passenger elevator service in common with others.

          (c) Provide janitor service in and about the Leased Premises, Saturdays, Sundays and holidays excepted.

          (d) Provide water for drinking, lavatory and toilet purposes.

          (e) Provide electricity to the Leased Premises for normal lighting and office use, including normal computerization and cooling for computers as typically used in a brokerage firm, exclusive of any extra electricity for a dedicated computer room with a raised floor. Landlord reserves the right to assess a service charge for any heavier than normal loads that Tenant may connect to the system.

          (f) Maintain the structural portions of the Building, common areas, exteriors, parking lot and landscaping in good condition and repair, excluding repairs to any special treatment of walls, floors or ceilings made by or at the request of Tenant and excluding repairs to any fixtures or other improvements installed by Tenant.

          (g) Provide replacements of Building standard fluorescent tubes, light bulbs and ballasts as required as a result of normal usage.

          (h) Provide a general directory board on which Tenant is entitled to have its name and the names of up to twenty employees shown, provided that Landlord shall have exclusive control thereof and of the space thereon to be allocated to each tenant.

          (i) Provide a suite number sign for Tenant. The design and composition of the Tenant suite sign shall be at the sole discretion of the Landlord.

          (j) Use reasonable efforts to reduce Operating Costs to the minimum which is reasonably possible, commensurate with the standards of operation and maintenance provided for in this Lease and of a first-class office building in the Minneapolis, Minnesota metropolitan area.

          (k) Landlord agrees to notify Tenant of available space in the building before it is put on the market.

     Landlord does not warrant that any of the services referred to in this section will be free from temporary interruption for reasons beyond Landlord's control. Such temporary interruption of service shall never be deemed an eviction or disturbance of Tenant's use and possession of the Leased Premises or any part thereof or render Landlord liable to Tenant for damages, or relieve Tenant from performance of Tenant's obligations under this lease.

8.   TENANT OBLIGATIONS

     Tenant agrees that it shall:

          (a) Use the Leased Premises for the purpose of general office purposes, and for no other purpose whatsoever, without written permission of Landlord. No part of the Leased Premises or the Project shall be used by Tenant, or its agents, guests or employees, in a manner which interferes with the safety, comfort or convenience of Landlord or other tenants in the Building, or which violates applicable laws or ordinances.

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          (b) Not overload, damage or deface the Leased Premises or the Project, or do any act which shall be in violation of any law or ordinance or which may make void or voidable any insurance on the Leased Premises or the Building or which may result in increased or extra premium payable for insurance.

          (c) Observe such reasonable rules and regulation as from time to time may be put in effect by Landlord for the general safety and comfort of Landlord, occupants and tenants of the Building.

          (d) Give Landlord access to the Leased Premises at all reasonable times, without charge or diminution of rent, to enable Landlord to examine the same, to show the Leased Premises to prospective tenants or purchasers, and to make such repairs, additions and alterations as Landlord reasonably may deem advisable.

          (e) Conserve heat, air-conditioning, water and electricity, and shall use due care in the use of the Leased Premises and of the public areas in the Building, and without qualifying the foregoing, shall not neglect or misuse water fixtures, heating and air-conditioning apparatus.

          (f) Keep the Leased Premises in good order and condition, and make all repairs and maintenance to Tenant's Work reasonably deemed necessary by Landlord, but shall not be responsible for maintenance of the foundation, exterior walls or the roof of the Building. Tenant shall, however, promptly pay the Landlord, upon request, an amount equal to any cost incurred by Landlord in repairing any part (structural or otherwise) of the Leased Premises and the Building where such repairs were made necessary by the negligence of or misuse by the Tenant, its agents, customer, employees or invites, except to the extent the damage or loss resulting from such negligence is covered under any policy of insurance and the full amount of such loss is paid to or on behalf of Landlord pursuant to such insurance coverage. Tenant shall not place rubbish, dirt or mats in the public areas of the Building. If Tenant fails or refuses to commence or complete maintenance or repairs for which it is responsible, Landlord may, but is not required to, perform such repairs or maintenance and Tenant shall pay as additional rent all out of pocket costs thereof, plus 15% of the total costs to reimburse Landlord for its overhead costs.

          (g) Not place or cause to be place, signs on the Leased Premises without prior written approval of the Landlord.

          (h) Not assign this lease or sublet all or any part of the Leased Premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed, provided (i) Landlord shall not be required to consent to an assignment or to a sublease to any prospective tenant whose occupancy would be inconsistent with the character of the Building or if Landlord would as a result of such assignment or sublease incur any cost or expense in making any change or addition to the Leased Premises or to the Building for any said prospective tenant, or in removing any personal property in the Leased Premises belonging to Tenant; (ii) such assignment or sublease shall not relieve Tenant of any of its obligations under this lease; and
          (iii) any profit or payment received by Tenant from such assignment or sublease, after deducting all tenant=s reasonable and necessary expenses of subleasing including without limitation commissions, attorneys fees and moving expenses, shall promptly upon receipt thereof, be paid by Tenant to Landlord. Landlord's consent to any one assignment or sublease shall apply only to the specific transaction, and Landlord's prior written consent shall be required for any subsequent assignment or sublease.

          (i) Not make any alterations to the Leased Premises without the written approval of the Landlord. All of Tenant's alterations shall be made in accordance with applicable laws. All Tenant's Work, alterations or improvements to the Leased Premises paid for by Tenant except movable furnishings, shall, upon termination of the lease, become the property of the Landlord, and shall at the option of Landlord, either remain upon and be surrendered with the Leased Premises, at the termination of this Lease, or be removed, at Tenant's expense, in which case, Tenant shall also repair all damage done to the Leased Premises resulting from such Tenant's Work, alterations or improvements and their removal.

          (j) Keep the Leased Premises and the property in which the Leased Premises are situated free from any liens arising out of any work performed, materials furnished or obligations incurred by Tenant.

          (k) Upon the expiration or termination of this lease, Tenant shall remove, at its expense all, Tenant's goods and effects and other items of personal property and equipment, repairing any damage caused, and quit and deliver up the Leased Premises to Landlord, peaceably and quietly, in as good order, condition and repair as the same were in on the Commencement Date or were thereafter placed in by Landlord, reasonable wear and tear and damage by fire and the acts of God excepted. Goods and effects not removed by Tenant at the termination of this lease, however terminated, shall be considered abandoned and Landlord may dispose of the same as it deems expedient.

          (l) Tenant shall not store, keep, dispose of, transport or generate on the Leased Premises any hazardous substances or wastes or dangerous materials.

9.   PARKING

     Landlord reserves the right to establish reasonable rules, regulations for use of the parking lot serving the Building, as shown in Exhibit D, designate those areas of the parking lot which shall be used by Tenant's employees, and to designate parking spaces reserved for the exclusive use by the parties purchasing electrical "plug-in" service, if any, provided to said spaces by Landlord. Tenant hereby further acknowledges the existence of City beach/marina parking spaces which are intended exclusively for the use of the users of the beach and marina during summer months, as shown on Exhibit D.

10.   ALTERATIONS BY LANDLORD

     Landlord may from time to time, make repairs, replacements, changes or additions to the structure, systems, facilities and equipment in the Leased Premises where necessary to serve the Leased Premises or other parts of the Building. Landlord may also make changes in or additions to any part of the Building or Land, and change, decrease or modify the common areas of the Building and Land.

11.   CONSTRUCTION

     Prior to the commencement of the term hereof, Landlord shall complete Landlord's Work in accordance with the base building construction documents, as has been submitted to the City of Wayzata for the Building Permit.

     Tenant will be responsible for preparing Tenant space plans to complete Tenant's Work, and such plans shall be subject to Landlord's prior approval. Landlord shall be responsible for preparing mechanical and electrical design based on Tenant's plan, subject to Tenant's approval. Tenant's work shall be done by qualified contractors in a workman like manner.


     Tenant shall be allowed to install at Tenant's expense one satellite dish, on the roof of the west wing no larger than three feet in diameter, subject to City approval, for no additional rental charge. Installation of the satellite dish shall be subject to Landlord's approval of the location and Tenant's verification that there will be no structural or roofing problems created by its installation. Tenant shall also indemnify Landlord against any damage to the roof or structure from the installation and presence of the satellite dish, and Tenant agrees to repair any such damage at Tenant's expense.

12.   EMINENT DOMAIN

     If the entire Building is taken by eminent domain, this lease shall automatically terminate, and any rents and all additional payments due shall be apportioned, as of the date when Tenant shall, by reason of such taking, lose the right to the possession of the Leased Premises. If a portion of the Building or Land is taken by eminent domain that results in a significant impact upon Tenant's use of the Leased Premises, Landlord or Tenant shall have the right to terminate this lease by giving written notice thereof to the other within ninety
(90) days after the taking. If Landlord or Tenant elects to terminate this lease by reason of a portion of the Building or Land being condemned, this lease shall cease and terminate, and any rents and all additional payments due hereunder shall be apportioned, as of the date when Tenant=s use of the Leased Premises shall terminate. If neither Landlord nor Tenant elects to terminate this lease, then Landlord shall restore the Building to as near the condition which existed prior to the day of taking as is reasonably possible and restore the Leased Premises, exclusive of any Tenant's Work, to said condition. Rent (but not additional rent) shall abate during such period of time as the Leased Premises are untenantable, in the proportion that the untenantable portion of the Leased

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Premises bears to the entire Leased  Premises.  In the event the Leased Premises are restored as aforesaid, the cost of restoring Landlord's Work shall be borne by Landlord and the cost of restoring Tenant's Work shall be borne by Tenant. Provided, however, Landlord shall in no event be required to spend more for restoration hereunder than the condemnation proceeds received by Landlord or to undertake restoration if said proceeds are unavailable to Landlord because of the operation of any provision in a mortgage covering the Building, or the action of any mortgagee thereunder. Taking by eminent domain shall include any sale under threat or imminence thereof. All compensation awarded or paid upon any condemnation of the Leased Premises shall belong solely to Landlord, without participation by Tenant. Tenant may apply for reimbursement or seek damages from the taking authority in the condemnation proceedings of relocation costs, loss of business, and damage to Tenant's personal property, provided that no reimbursement to Tenant shall diminish or adversely affect the Landlord's condemnation award.

13.   FIRE

     If the Building is damaged or destroyed by fire or other casualty and the Landlord elects not to restore the Building, the Landlord or Tenant shall have the right to terminate this lease, provided it gives written notice thereof to the other within ninety (90) days after such damage or destruction. Upon the giving of such notice, this lease shall cease and terminate, and any rents and all additional payments due hereunder shall be apportioned, as of the thirtieth
(30th) day after such notice is given, and Tenant shall vacate the Leased Premises and surrender the same to Landlord on or before said thirtieth (30th) day. If a portion of the Leased Premises is damaged by fire or other casualty, and Landlord or Tenant has not terminated this lease, Landlord shall, restore the Building to as near the condition which existed immediately prior to such damage or destruction as is reasonably possible and restore the Leased Premises to said condition. Rent (but not additional rent) shall abate during such period of time as the Leased Premises are untenantable, in the proportion that the untenantable portion of the Leased Premises bears to the entire Leased Premises. Provided, however, Landlord shall in no event be required to spend more for restoration hereunder than the insurance proceeds received by Landlord.

14.   WAIVER OF SUBROGATION

     Notwithstanding anything in this lease to the contrary, if the Building and/or Landlord's Work and/or personal property is damaged or destroyed by fire, or an extended coverage risk, Tenant, its agents, employees, representatives and invites are hereby released from any liability by reason thereof to the extent of insurance proceeds realized by Landlord as a result of such damage or destruction. Notwithstanding anything in this lease to the contrary, if any of Tenant's Work and/or personal property is damaged or destroyed by fire or an extended coverage risk, Landlord, its agents, employees, representatives and invites are hereby released from any liability by reason thereof to the extent of insurance proceeds realized by Tenant as a result of such damage or destruction.

15.   WAIVER OF LIABILITY; INDEMNITY

     Landlord shall not be liable to Tenant, or those claiming through or under Tenant, for injury, death or property damage occurring in, on or about the land or the Building and appurtenances thereto, including the parking lot, unless caused by the negligence of Landlord, its agents or employees. Tenant shall indemnify Landlord and hold it harmless from any claim or damage arising out of any injury, death or property damage occurring in, on or about the Leased Premises to Tenant or to any third party, unless caused by the negligence of Landlord, its agents or employees. During the full term hereof, Tenant shall keep continually in full force and effect a comprehensive general liability policy covering occurrences in, on and about the Leased Premises, naming Landlord as an additional insured, with such reasonable limits of loss as may from time to time be required by Landlord, but in no event less than a combined single limit for personal injury and property damage of $1,000,000 for each occurrence. Tenant shall deliver to Landlord a certificate evidencing said liability insurance and providing that the same may be canceled only with thirty
(30) days prior notice to Landlord.

16.   SUBORDINATION AND ATTORNMENT

     Landlord may cause this lease to be subordinated to any ground or underlying lease or mortgage, whether heretofore or hereafter created. If title to the Building is hereafter vested in holder of any ground or underlying lease or mortgage, or in anyone claiming through or under such holder, or in the holder of a Sheriff's Certificate of Sale, or in any purchaser or transferee of the Building, Tenant shall, at the option of such holder or other party, attorn to such holder or party on the then terms of this lease. Such attornment and/or subordination shall be upon the express condition that this lease shall be recognized by any such holder or other party, and that the rights of Tenant shall remain in full force and effect during the term of this lease so long as Tenant shall continue to observe and perform promptly all of Tenant's covenants, agreements and obligations under this lease. For confirmation of its subordination and/or attornment obligations, Tenant shall promptly execute and deliver such agreement or agreements as may be required by such nolder or other party. And, in the event Tenant fails or refuses so to execute and deliver any such agreement or agreements, Tenant irrevocably appoints Landlord as Tenant's agent and attorney to execute any such agreement or agreements on behalf of Tenant.

17.   DEFAULT

     If Tenant shall abandon the Leased Premises; or default in the timely payment of any installment of base rent or additional rent; or fail or refuse to observe or perform any of Tenant's other covenants, or obligations hereunder and such failure or refusal is not cured within ten (10) days for default of the payment of rent or other financial obligations or twenty (20) days for default of non-financial obligations after written notice thereof to Tenant; or if any proceeding has been commenced by or against Tenant for the purpose of subjecting the assets of Tenant to any law relating to bankruptcy or insolvency or for the appointment of a receiver of Tenant or any of its assets, or if Tenant makes a general assignment of its assets for the benefit of creditors, then, in any such event, Landlord may without process (I) reenter immediately into the Leased Premises and remove all persons and property therefrom, without terminating the lease or the obligations to be performed by Tenant during the balance of the term hereof, or (ii) reenter immediately into the Leased Premises and at its option terminate this lease as to all future rights of Tenant. No such reentry alone shall terminate this lease, and this lease shall only be terminated by written notice to Tenant (with termination effective from the date of such notice). The commencement of any action for the repossession of the Leased Premises shall serve as notice of intention to reenter the Leased Premises, and Tenant hereby expressly waives the service of any other notice of intention to reenter, and also all right of restoration to possession thereof. In the event Landlord shall not terminate this lease it may, but shall not be obligated to, on Tenant's behalf, re-let all or part of the Leased Premises, on whatever terms and conditions it deems proper, and apply the rent received in reduction of Tenant's obligation hereunder; and, in said event, Tenant shall be liable to Landlord, in addition to its continuing obligation to pay heat and all other charges under the lease, for all cost and expense incurred in removing any personal property not removed by Tenant; for remodeling the Leased Premises for re-letting; and for any broker's or agent's fee or commission for such re-letting. In the event Landlord terminates this lease because of default by Tenant, Landlord may recover from Tenant as damages the worth, at the time of such termination of the excess of the amount of base and additional rent reserved in the lease of the remainder of the lease term over the reasonable rental value of the Leased Premises for the remainder of the lease term, as determined by the Landlord together with all other damages (including, without limitation, said costs and expenses incurred for removing personal property, remodeling, attorneys fees, expenses incurred in enforcement of any terms of this lease and for a said fee or commission), which Landlord may incur by reason of said Tenant default, all of which amounts shall be immediately due and payable by Tenant to Landlord. If Tenant prevails in any litigation or proceeding regarding any alleged default in this Lease, Tenant may also recover attorneys fees and expenses incurred in enforcement of any terms of this lease or defending against claims that Tenant was in default. The foregoing rights shall be cumulative and shall exist in addition to any and all rights and remedies Landlord or Tenant may have as a matter of law.

18.   HOLDING OVER

     Should Tenant continue to occupy the Leased Premises, or any part thereof, after the expiration or termination of this lease, such tenancy shall be from month to month. The monthly rent during such month to month tenancy shall be 150% of the amount of the monthly base, plus the additional rent as set forth in this lease. In any such event, Tenant shall be liable to Landlord for damages which Landlord may incur as a result of such holding over.

19.   ACCEPTANCE OF PREMISES

     Taking of possession of the Leased Premises by Tenant shall be conclusive evidence the Leased Premises were on the date substantially complete as to Landlord's Work and in good, clean and tenantable condition and as represented by Landlord, except for punch lists presented within thirty (30) days after possession and except for latent defects not discoverable upon reasonable inspection.

20.   WAIVER; AMENDMENT

     No waiver of any term, condition, covenant, provision or remedy hereunder or delay in the enforcement of any remedy hereunder shall be deemed to be a waiver of any other term, condition, covenant, provision or remedy in said or any other instance. This lease may not be amended except unless agreed to in writing by both parties.

21.   QUIET ENJOYMENT

     Landlord represents and warrants that the Leased Premises are owned by the Landlord; that the Landlord is empowered to enter into this lease, and that it will warrant and defend against all lawful claims, the Tenant's peaceful possession of the Leased Premises during the lease term, subject only to such conditions as are provided in this lease, so long as Tenant keeps and performs promptly each of the terms, covenants and conditions of this lease to be performed or kept by it.

     Tenant and its guests shall have the right to reasonable use of the common areas, such as the "Gathering Space," consistent with the reasonable rights of the owner and other tenants to use the space and use policies and standard rental fees established from time to time by Landlord.

22.   NOTICES

     All notices required or permitted hereunder shall be in writing and shall be deemed given when personally delivered to Landlord (or Landlord's agent) or to Tenant, or when mailed registered or certified mail, return receipt card requested:

         If to Landlord, to:        Boatworks Development Company
                                    425 Lake Street
                                    Wayzata, MN 55491

         or if to Tenant, to:       Chief Financial Officer
                                    John G. Kinnard & Company, Inc.
                                    920 Second Avenue South
                                    Minneapolis, Minnesota 55402

Either party may, by proper notice, change its address hereunder.

23.   SEVERABILITY

     If any term, condition, covenant or provision of this lease, or the application thereof to any circumstance shall, to any extent, be held by a court of competent jurisdiction or by any authorized governmental authority to be invalid, void or unenforceable, the remainder of this lease shall not be affected by such holding, and the remaining terms, conditions, covenants and provisions hereof shall continue in full force and effect.

24.   BINDING

     All of the terms, conditions, covenants and provisions of this lease shall be construed as covenants running with the land and shall inure to the benefit of and be binding upon the parties hereto and upon their respective personal representatives, heirs, successors and permitted assigns.

25.   ESTOPPEL CERTIFICATES

     Tenant agrees that at any time and from time to time at reasonable intervals, within ten (10) days after written request by Landlord, Tenant shall execute, acknowledge and deliver to Landlord, Landlord's mortgagee, or any transferee designated by Landlord, a statement in writing certifying: (I) that Tenant has entered into occupancy of the Leased Premises and the date of such occupancy; (ii) that this lease is in full force and effect, and has not been assigned or amended in any way (or if there has been any assignment or amendment, identifying the same); (iii) that this lease represents the entire agreement between the parties hereto (or if there has been any modification or amendment, identifying the same); (iv) the Commencement Date and expiration of the term of the lease; (v) that to the knowledge of Tenant all conditions under this lease to be performed by Landlord have been satisfied and any required contribution by Landlord to Tenant on account of Tenant's improvements have been received (and if not, what conditions remain unperformed); (vi) that to the knowledge of Tenant no default exists in the performance or observance of any term, condition or covenant of this lease and there are no defenses or offsets against the enforcement of this lease by Landlord, or specifying such default, defense or offset of which the Tenant may have knowledge; (vii) the amount of rent which has been paid in advance, if any; and (viii) the date to which all rents have been paid under this lease. Tenant hereby irrevocably appoints Landlord its attorney-in-fact to execute such a writing if Tenant shall fail to do so within ten (10) days of receipt of Landlord's written request therefor which also refers Tenant to the ten (10) day deadline; and upon delivery of a copy of such writing to Tenant, the facts set forth therein shall be conclusively deemed to be true.

26.   TRANSFER OF OWNERSHIP

     If Landlord sells or otherwise transfers all of its interest in the Leased Premises, all rights, privileges, and obligations of this Lease shall transfer to said transferee and Landlord shall, without further action by any party, be released and discharged from any obligation or duty under the Lease arising from and actions or omissions occurring after the time of the transfer, and no such claim or demand upon Landlord shall thereafter be made by Tenant arising out of any such obligation or duty of Landlord hereunder. Upon request by Landlord, Tenant shall execute an attornment agreement with Landlord's transferee in form reasonably satisfactory to such transferee.

27.   RIDERS AND/OR EXHIBITS

     The provisions set forth in any Rider and/or Exhibit attached hereto are by this reference incorporated herein. Exhibit C is attached for reference outlining some of the general assumptions that were used in the negotiations to formalize this lease.


     IN WITNESS WHEREOF, Landlord and Tenant have executed this instrument the day and year first above written.

LANDLORD:
BOATWORKS DEVELOPMENT COMPANY

By          /s/   Rick Born

Title              President


TENANT:
JOHN G. KINNARD AND COMPANY, INCORPORATED

By      /s/  Lee Felicetta

Title        Executive Vice President




EXHIBIT A:  [PLAN SHOWING THE LEASED PREMISES]



EXHIBIT B  "Landlord's Work"

All base building and landscape construction required to finish all common and exterior areas and all structural work required to provide space as contemplated in the lease, as shown on the plans that have been submitted to the City of Wayzata for the building permit, plus the following to be provided in the Leased
Premises:

Ceiling. Ceiling Grid to be installed, ceiling tiles to be stockpiled but not installed.

Light fixtures. One light fixture to be provided for each 100 square feet of space. 10 of these fixtures to be installed with one switch, balance to be stockpiled but not installed.

HVAC. Ten VAV boxes installed, distribution from VAV Box and thermostat not provided.

Sprinklers. Fire sprinklers to be installed per code per approved preliminary tenant finish plan.

Electrical. Outlets, switches and telephone to be part of tenant finish-out costs.

ADA.  Project to be built to meet ADA requirements.